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                                                                   Exhibit 10.55

                              AMENDMENT NO. 4 TO
                             EMPLOYMENT AGREEMENT
                             --------------------

     This is an Amendment, dated September 17, 2001 (the "Amendment") to the Employment Agreement made as of the 1st day of March, 2000 by and between SELECT MEDICAL CORPORATION, a Delaware corporation (the "Employer"), and ROCCO A. ORTENZIO, an individual (the "Employee").

                                  Background
                                  ----------

     A. The Employer and the Employee executed and delivered that certain Employment Agreement dated as of March 1, 2000, that certain Amendment No. 1 to Employment Agreement dated as of August 8, 2000, that certain Amendment No. 2 to Employment Agreement dated as of February 23, 2001, and that certain Amendment No. 3 to Employment Agreement dated as of April 24, 2001 (as amended, the "Employment Agreement"). The Employer and the Employee now desire to further amend the Employment Agreement as hereinafter provided.

     B. Accordingly, and intended to be legally bound hereby, the Employer and the Employee agree as follows:

                                   Agreement
                                   ---------

     1. Section 1.02 of the Employment Agreement is hereby amended and restated as follows:

        "1.02 Capacity. The Employee shall serve as Chairman of the Board of
              --------
        Directors of the Employer. The Employee shall also serve as Chief Executive Officer of the Employer until September 17, 2001. From and after September 17, 2001, the Employee shall serve as Executive Chairman of the Employer."

     2. Except as amended hereby, the Employment Agreement shall continue in effect in accordance with its terms.

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

                                  SELECT MEDICAL CORPORATION


                                  By:  _____________________________
                                          Michael E. Tarvin,
                                          Senior Vice President


                                  __________________________________
                                          Rocco A. Ortenzio